Confidential Treatment Requested	Exhibit 10.26

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RESEARCH AND DEVELOPMENT AGREEMENT

This Research and Development Agreement (the “Agreement”), effective as of November 1, 2011 (the “Effective Date”), is by and between Dexcom, Inc., a Delaware Corporation having its principal place of business at 6340 Sequence Drive, San Diego, California 92121 (“Dexcom”), and Roche Diagnostics Operations, Inc., a Delaware corporation having its principal place of business at 9115 Hague Road, Indianapolis, Indiana 46250 (“Roche”). Roche and Dexcom are each referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

A. Dexcom is in the business of developing and commercializing continuous glucose monitoring systems, and is preparing to seek and obtain regulatory approval and to commence marketing a next generation system;

B. Roche is currently developing its next generation diabetes management system;

C. Roche and Dexcom desire to create an integrated system using each of the Party’s next generation system; and

D. The Parties desire to enter into this Agreement in order to establish terms between the Parties to further the development of an integrated system to be marketed in the United States of America.

WITNESSETH

NOW THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

DEFINITIONS

In addition to other terms defined in this Agreement, capitalized terms used in this Agreement have the following meanings:

(a) “Affiliate(s)” shall mean a) an organization, which directly or indirectly controls a Party of this Agreement; b) an organization, which is directly or indirectly controlled by a Party to this Agreement; c) an organization, which is controlled, directly

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or indirectly, by the ultimate parent company of a Party. Control as per a) to c) is defined as owning more than fifty percent of the voting stock of a company or having otherwise the power to govern the financial and the operating policies to appoint the management or to appoint the management of an organization. With respect to Roche the term “Affiliate” shall not include Chugai Pharmaceutical Co. Ltd., 1-1- Nihonbashi-Muromachi 2-chome, Chuo-ku Tokyo, 103-8324, Japan (“Chugai”), unless Roche opts for such inclusion of Chugai by giving written notice to Dexcom.

(b) “Accu-Chek System(s)” means Roche’s future generation insulin infusion pump system(s) components of which may include blood glucose monitoring system(s), handheld controller(s) and other peripheral(s) including but not limited to software.

(c) “Applicable Laws” means any and all applicable common law, statutes, ordinances, rules, regulations, codes, requirements, laws or orders of any agencies, commissions, officials, courts and other governmental and regulatory authorities and instrumentalities of the United States governing: (i) marketing approval or clearance, testing, investigation, design, manufacture, packaging, labeling, handling, storage, distribution, installation, servicing, marketing, or sale, (ii) recordkeeping and reporting obligations, (iii) recalls, or (iv) similar regulatory matters, with respect to the Services provided and/or the products to which the Services relate. Applicable Laws shall include, without limitation, (a) if the Services involve the design, manufacture, packaging, labeling, storage, installation, or servicing of a medical device or accessory that is suitable for use or capable of functioning (whether or not it is packaged, labeled, or sterilized), current good manufacturing practices as specified in the FDA’s Quality System Regulation at 21 CFR Part 820, including but not limited to the Design Controls requirements at 21 CFR Part 820, Subpart C, (b) the Clinical Laboratories Improvement Act and regulations promulgated thereunder, 42 U.S.C. 263a and 42 CFR Part 493, and (c) any similar regulatory requirements, as such regulatory requirements are in effect at the time the Services are provided, and as such regulations and similar regulatory requirements are interpreted at the time.

(d) “CGM Technologies” shall mean Dexcom’s continuous glucose monitoring platform that senses and analyzes interstitial glucose levels, which includes the G5 System, and its predecessor and successor systems.

(e) “Claims” has the meaning set forth in Section 9.1.1 of this Agreement.

(f) “Confidential Information” means any and all of the following information of Roche and/or its Affiliates or Dexcom and/or its Affiliates (each, a “Disclosing Party”) that may be hereafter disclosed in any form, whether in writing, orally (if orally or by observation, the Disclosing Party must memorialize such information in writing within thirty (30) days of disclosure to maintain its confidential nature), electronically or otherwise and marked “Confidential” (the “Receiving Party”): a) all information that is a trade secret under applicable trade secret law or other legal requirement; b) all information concerning product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned manufacturing or distribution methods and processes, customer lists, health care professional lists, current and anticipated

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customer requirements, price lists, market studies, business plans, hardware and software; c) all information concerning the business and affairs of the Disclosing Party (and/or its Affiliates) (which includes financial statements, financial projections and budgets, sales, strategic plans, marketing and advertising plans, publications, client and customer lists and files, contracts), and all information obtained from review of the Disclosing Party’s documents or property or discussions with the Disclosing Party; and d) all notes, analyses, compilations, studies, summaries and other material prepared by the Receiving Party to the extent containing any information included in the foregoing. Provided, however, that “Confidential Information” shall not include information that the Receiving Party can demonstrate by competent proof: (i) was generally available to the public at the time of receipt from the Disclosing Party, or thereafter becomes generally available to the public other than through a breach of this Agreement by the Receiving Party; (ii) is or has been independently developed or conceived by the Receiving Party without use of the Disclosing Party’s confidential information; (iii) is or has been made known or disclosed to the Receiving Party without breach of any obligation of confidentiality such third party may have to the Disclosing Party; or (iv) is known to the Receiving Party prior to disclosure by the Disclosing Party and is not otherwise subject to any obligations of confidentiality.

(g) “Development Plan” has the meaning set forth in Section 13.4 of this Agreement.

(h) “Dexcom Indemnitees” has the meaning set forth in Section 9.1.2 of this Agreement.

(i) “Dexcom IP” shall mean any software or other Intellectual Property (i) owned or licensed by Dexcom or for which Dexcom has the right to use or otherwise exploit as of, or prior to, the Effective Date (“Dexcom Background IP”), or (ii) independently made, conceived or developed solely by Dexcom, its employees, or persons acting on behalf of Dexcom, regardless of whether such activity is performed outside of this Agreement (“Dexcom Solely Developed IP”).

(j) “Dexcom Trademarks” shall mean DexCom® and such other Dexcom trademarks specifically related to the G5 System as Dexcom may designate in writing to Roche from time to time.

(k) “Display Specifications” shall mean the (i) wireless communication protocol (and any improvements thereto that are delivered by Dexcom to Roche during the Term) owned by, developed by or licensed to Dexcom and licensed to Roche hereunder, as well as, (ii) the User Interface (and any improvements thereto that are delivered by Dexcom to Roche during the Term) owned and developed by Dexcom and licensed to Roche and to be set forth in an exhibit to the Development Plan.

(l) “FDA” means the United States Food and Drug Administration.

(m) “G5 System” means Dexcom’s next generation continuous glucose monitoring system and those future enhancements or improvements thereto that does not require Dexcom to file a new PMA.

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(n) “Handheld” means the display device and controller that is part of the Accu-Chek Systems and which contains the Display Specifications.

(o) “Indemnified Parties” has the meaning set forth in Section 9.2 of this Agreement.

(p) “Indemnifying Party” has the meaning set forth in Section 9.2 of this Agreement.

(q) “Initial Statement of Work” has the meaning set forth in Section 1.1 of this Agreement.

(r) “Initial Term” has the meaning set forth in Section 8.1 of this Agreement.

(s) “Integrated System” shall mean the Accu-Chek Systems that are also capable of receiving and displaying continuous glucose monitoring data and to be marketed in the Territory. The Integrated System is comprised of: (1) an Accu-Chek System, (2) G5 System and (3) the Display Specifications.

(t) “Integrated System Infringement Action” has the meaning set forth in Section 9.1.3 of this Agreement.

(u) “Intellectual Property” means, collectively, patents, copyrights, trademarks, trade names, trade secrets, and other proprietary and intellectual property rights.

(v) “Invention” means any idea, design, concept, technique, process, invention, discovery or improvement, whether or not patentable and which is conceived and or made by one or more employees or other persons acting on behalf of either Party.

(w) “Joint Invention” shall mean, all Inventions (including all jointly made derivations and improvements), whether or not patented, that are conceived, reduced to practice, developed, made or produced jointly by Dexcom Personnel and Roche Personnel (as determined by US Patent Law) during the Term.

(x) “Milestone Payments” has the meaning set forth in Section 2.1 of this Agreement.

(y) “Personnel” means, with respect to each Party, such Party’s employees and independent contractors.

(z) “PMA” means pre-market approval pursuant to 21 CFR Part 814.

(aa) “Project Leader” has the meaning set forth in Section 3.1 of this Agreement.

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(bb) “Receipt Date” has the meaning set forth in Section 2.2 of this Agreement.

(cc) “Requirements” has the meaning set forth in Section 13.1 of the Agreement.

(dd) “Roche Indemnitees” has the meaning set forth in Section 9.1.1 of this Agreement.

(ee) “Roche IP” shall mean any software or other Intellectual Property (i) owned or licensed by Roche or for which Roche has the right to use or otherwise exploit as of, or prior to, the Effective Date (“Roche Background IP”), or (ii) independently made, conceived or developed solely by Roche, its employees, or persons acting on behalf of Roche, regardless of whether such activity is performed outside of this Agreement (“Roche Solely Developed IP”).

(ff) “SCAR” has the meaning set forth in Section 4.2.

(gg) “SCAR Response” has the meaning set forth in Section 4.2.

(hh) “Sensor” means a disposable continuous glucose monitoring electrode sensor that is a component of the G5 System, and was designed, developed, and owned by Dexcom to (i) penetrate the patient’s skin to come into contact with the patient’s interstitial fluid (ii) measure interstitial fluid glucose levels, and (iii) be connected to a Transmitter to communicate the interstitial fluid glucose value as measured by the Sensor to the Transmitter.

(ii) “Service Fees” has the meaning set forth in Section 2.1 of this Agreement.

(jj) “Services” has the meaning set forth in Section 1.1 of this Agreement.

(kk) “Statement of Work” has the meaning set forth in Section 1.1 of this Agreement.

(ll) “Steering Committee” has the meaning set forth in Section 3.7 of this Agreement.

(mm) “Term” has the meaning set forth in Section 8.1 of this Agreement.

(nn) “Territory” shall mean the United States of America and all of its territories.

(oo) “Transmitter” means a radio frequency transmitter that is a component of the G5 System, and is located on or near the skin surface and connected to the Sensor, which receives and transmits the representative glucose value measured by the Sensor to the Accu-Chek Systems.

(pp) “User Interface” shall mean any and all technology necessary to incorporate the graphical display and audio features of continuous glucose monitoring capabilities into the Accu-Chek Systems including, but not be limited to, the graphical display of and audio features for use cases, alerts, alarms, error messages, battery management, etc.; provided, however, the term ‘User Interface” shall not include any algorithms, source code or other technologies that process sensor data.

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(qq) “Work Product” means all Services prepared and delivered by Dexcom or its Personnel pursuant to any Statement of Work. Work Product shall include but not be limited to the Development Plan and any deliverables thereunder, the Regulatory Plan and any deliverables thereunder and all validation, verification and calibration data for the Integrated System. Work Product shall not include Dexcom IP, Roche IP, Joint Invention, the G5 System (including all specifications, designs, algorithms, data, clinical trial protocols and other materials generated by Dexcom for the G5 System) the Display Specifications (including specifications and designs), and/or such other items as may be specifically excluded in any Statement of Work.

1.	Services

1.1 Statements of Work. Each Party during the Term of this Agreement shall provide those services required to be performed by it (the “Services”) as set forth in a written statement of work executed by Roche and Dexcom (a “Statement of Work”) and in this Agreement; provided however that no Party shall have any obligation to perform, purchase, provide or accept any Services unless and until a Statement of Work is executed hereunder and a purchase order is issued. Attached as Exhibit A to this Agreement is the initial Statement of Work for both Parties (the “Initial Statement of Work”). The Parties may amend any Statement of Work, including the Initial Statement of Work, at any time by mutual written agreement.

1.2 Changes to Statements of Work. Changes to a Statement of Work may be provided through recommendation(s) by the Steering Committee as described in Section 3.7. Upon receipt of such changes to the Statement of Work, the Parties shall execute an amendment to the applicable Statement of Work reflecting such changes.

1.3 Facilities. Dexcom shall provide Services required to be performed by it at the facility or facilities identified in the applicable Statement of Work.

1.4 Materials for Services. Subject to Roche’s obligation under Section 2.1 of this Agreement to reimburse Dexcom for certain expenses, each Party shall provide the necessary materials, including but not limited to, prototypes, software, source codes, manuals, and documents, at its own expense to complete such Services in the applicable Statement of Work.

1.5 Cooperation. The performance of all Services hereunder shall be coordinated by the Project Leaders (as defined in Section 3.1). The Parties agree that the successful carrying out of any Services is largely dependent upon the cooperation and the regular exchange of information between the Parties. The Parties shall facilitate the Services provided hereunder through the regular exchange of information. Each Party shall inform the other Party without undue delay about any delays in the Services or the achievement of any milestones under any Statement of Work.

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2.	Fees and Payment Terms

2.1 Fees. Subject to Section 2.2, Roche shall pay Dexcom the fees set forth in the applicable Statement of Work in accordance with the terms set forth therein (the “Service Fees”) and the milestone payments set forth in the Initial Statement of Work in accordance with the terms set forth therein (the “Milestone Payments”). In addition to the Service Fees, Roche may be required to reimburse Dexcom for those expenses set forth in the Statement of Work in accordance with the terms set forth therein. Roche shall not be obligated to reimburse Dexcom for any expenses not set forth in a Statement of Work, unless such expenses are pre-approved by Roche. The Service Fees, Milestone Payments and any expenses reimbursed by Roche shall constitute Dexcom’s complete compensation for the performance of the Services required to be performed by it and the licenses granted in Section 6.5. Dexcom shall have no obligation to compensate Roche for, or reimburse Roche for any expenses incurred in connection with, Roche’s performance of its obligations under this Agreement or any Services required to be performed by it. The Service Fees shall not exceed $1,000,000 under this Agreement and all Statements of Work, collectively, unless the Parties otherwise agree in writing.

2.2 Payment Terms. Unless otherwise specified in a particular Statement of Work, Dexcom shall issue within fifteen (15) calendar days of the end of each calendar month during the Term of this Agreement, an invoice for the Services it performed in such month. Roche shall pay Dexcom all undisputed amounts for such Services within forty-five (45) calendar days after Roche’s receipt of a complete invoice therefor (the “Receipt Date”).

2.3 Taxes. To the extent that Services supplied hereunder are subject to any sales, use, value added or any other taxes, payment of said taxes, if any, is Dexcom’s responsibility and said taxes are included in the Service Fees. Dexcom shall be liable for any and all taxes on any and all income it receives from Roche under any agreement and shall make appropriate filings with the taxing authorities for all taxes and payments for person(s) employed by Dexcom.

3.	Personnel

3.1 Project Leader. Roche and Dexcom shall each designate a “Project Leader” for each Statement of Work who shall be the principal point of contact for all matters relating to such Statement of Work. The Project Leader designated by a Party for a Statement of Work may be changed by written notice to the other Party to such Statement of Work.

3.2 Employees; Independent Contractors. Each Party shall provide all of the Services through its Personnel.

3.3 Qualifications. Each Party shall ensure that all Personnel providing Services hereunder have the necessary and appropriate education, background, training, and experience to provide the Services requested and to perform such Services in compliance with this Agreement, including any special training required pursuant to the applicable Statement of Work.

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3.4 Key Personnel. Each Statement of Work may designate certain individuals as “Key Personnel” for the Services to be performed by each Party, and the Parties thereto subsequently may agree in writing that additional individuals are Key Personnel for the Services.

3.5 Performance of Personnel. If Roche becomes dissatisfied with the performance of any Personnel providing Services, Roche may notify Dexcom of the details of the unsatisfactory performance, and the Parties shall cooperate to remedy the problem as soon as reasonably possible. In the event any Personnel are replaced, the replacement Personnel’s rate shall be no higher than the rate of the Personnel that was replaced, nor shall Roche be required to pay for time spent by replacement Personnel becoming familiar with the Services or training to perform the Services under this Agreement.

3.6 Responsibility for Personnel. Each Party assumes full responsibility for the actions and omissions of all its Personnel performing Services hereunder, either at Dexcom’s or Roche’s facility, and shall be solely responsible for their supervision, daily direction and control, payment of salary (including withholding of income taxes and social security), workmen’s compensation and occupational insurance as required by law, comprehensive public liability insurance, compensation, disability benefits and the like. Under no circumstances will either Party’s Personnel be considered employees or agents of the other Party. Each Party agrees that, while its Personnel are on the other Party’s premises, they will conform to all of the other Party’s work rules, safety regulations and its standard practices governing behavior of its own employees. Each Party shall be liable for all acts and omissions of any independent contractors that perform Services to the same extent as if they were the acts and omissions of employees of that Party.

3.7 Steering Committee. Roche and Dexcom will establish a steering committee (the “Steering Committee”) to coordinate and oversee the overall implementation of this Agreement, the Development Plan and the Regulatory Plan (as defined in Section 13.4) and to approve the final specifications and designs of the Integrated System, which approval will not be unreasonably withheld. The Steering Committee will consist of an equal number of representatives of each Party, and all decisions of the Steering Committee will be by unanimous consent. At a minimum, the Steering Committee shall be comprised of senior R&D management from each Party. Each Project Leader shall provide regular reports and identify any issues to the Steering Committee. In the event the Steering Committee is unable to reach unanimous consent on any material issue, the Steering Committee will not take action on such issue without the prior approval of the President of Dexcom and the Head of Diabetes Care at Roche. Notwithstanding the foregoing, the Parties shall further determine additional roles, responsibilities and functions of the Steering Committee.

4.	Quality

4.1 Service Quality; Warranty. Dexcom expressly warrants and covenants all Services furnished under this Agreement shall be provided in a workmanlike manner and in accordance with the generally accepted practices in the applicable Service industry and all terms and conditions of this Agreement and the Statement of Work, including Section 13.1 hereof

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4.2 Dexcom Corrective Action Request. If, during the Term of this Agreement, Roche reasonably identifies an issue that may affect the quality of the Services performed by Dexcom, Work Products or Dexcom’s quality control processes or procedures or compliance with this Agreement, Roche may at its sole discretion, issue to Dexcom a Supplier Correction Action Request (each a “SCAR”). Within fifteen (15) calendar days after the issue date of the SCAR, Dexcom shall deliver to Roche a detailed response to the SCAR (a “SCAR Response”). If final closure and verification on the issue or issues identified in the SCAR cannot be achieved within fifteen (15) calendar days of Dexcom’s receipt of the SCAR, as part of the SCAR Response, Dexcom shall submit to Roche an action plan detailing its proposed plan to correct the issues identified in the SCAR. Roche shall have the right to review and propose revisions to any such action plans, and all such action plans are subject to Roche’s written approval. Following Roche’s approval and Dexcom’s initial implementation of the corrective action plan, Dexcom shall provide bi-weekly status reports to Roche until final verification of the corrective action is accomplished and Roche accepts the corrective action by written notice to Dexcom. In the event that Dexcom breaches its obligations under this Section 4.2, Roche’s sole remedy shall be to terminate this Agreement.

4.3 License, Accreditation and Certifications. Each Party shall obtain and maintain, at its expense, all licenses, accreditations and certifications necessary for it to provide Services.

5.	Delivery and Acceptance

5.1 Delivery. Each Party shall perform the Services required to be performed by it upon the timeframes set forth in the applicable Statement of Work. In the event that a Party cannot meet such schedule, and provided that such delay is beyond the reasonable control of that Party, the Parties will mutually agree on a revised schedule for the performance of such work.

5.2 Prototypes. During the development of the Integrated System, Roche and Dexcom shall deliver prototypes of the Accu-Chek Systems and the G5 System respectively, in accordance with the schedule specified in the Statement of Work, as required for testing and evaluation purposes. In the event that such prototypes fail to meet the mutually agreed upon criteria, the responsible party shall modify such prototypes and deliver a new prototype that conforms to such criteria. If after Dexcom finalizes the specifications and design for the G5 System, Dexcom learns of or discovers any material defects that affect the safety or efficacy of G5 System, it will notify Roche and use commercially reasonable efforts to remedy any such defects. If Dexcom learns of or discovers any material defects that affect the safety or efficacy of the Display Specifications, it will notify Roche and use commercially reasonable efforts to remedy any such defects. If after Roche finalizes the specifications and design for the Accu-Chek Systems, Roche learns of or discovers any material defects that affect the safety or efficacy of Accu-Chek Systems, it will notify Dexcom and use commercially reasonable efforts to remedy any such defects to the Accu-Chek System or improvements to the Display Specifications. If Roche notifies Dexcom that the Display Specifications affects the safety or efficacy of the Accu-Chek System, the Parties shall use commercially reasonable efforts to remedy any such defects.

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6.	Ownership Rights and Licenses

6.1 Original Work. All Work Products shall be the original work of Dexcom and its Personnel, and all Work Product shall be owned by Roche. Neither Party shall disclose to the other Party or induce the other Party to use the trade secrets of others.

6.2 Joint Inventions.

(a) All Joint Inventions shall be owned [*****]; provided, that, it is the express intent of the Parties to avoid the development of any Joint Inventions. [*****] agrees to assign, and hereby assigns, [*****] its successors and assigns, all Joint Inventions, including the right to seek patent protection and to claim all rights of priority thereunder. Joint Inventions shall become [*****] property whether or not patent protection is sought. [*****] shall promptly communicate full information regarding any Joint Inventions to [*****]. [*****] agrees to execute all assignments and other instruments and documents, and to provide all reasonable assistance in connection with the preparation and prosecution of any such patent applications, [*****] may reasonably consider necessary or appropriate to carry out the intent of this Section 6.2.

(b) [*****] hereby grants to [*****] a perpetual, non-exclusive, worldwide, non-transferable, non-sublicensable, royalty-free license, to use and otherwise exploit Joint Inventions, except that the license shall be transferable and sublicensable if the Joint Invention is or becomes embodied in [*****], provided, however, that no activity under this license shall interfere with or prevent [*****] from exploiting the Joint Inventions [*****], including but not limited to the [*****].

6.3 Works Made for Hire. Dexcom agrees that all Work Products that are works of authorship shall be deemed “works made for hire” within the meaning of the copyright laws of the United States and Roche shall own all right, title and interest in and to such Work Product, including the entire copyright in the Work Product.

6.4 Assignment of Rights. Subject to Section 6.5, Dexcom further agrees that to the extent any Work Product or part thereof is not a “work made for hire,” Dexcom agrees to assign, and hereby assigns, to Roche ownership of all right, title and interest in and to such Work Product or part thereof, and agrees that Roche shall be the sole and exclusive owner of all right, title and interest in and to such Work Product, including without limitation, all patent, copyright, trademark, trade secret and other proprietary rights therein that may be secured in any place under any laws now or hereinafter in effect. Dexcom agrees to execute all assignments and other instruments and documents necessary for Roche to perfect its ownership of its rights in the Work Product. Except as set forth in Section 6.2(b), no license in or to any Work Products is granted to Dexcom either expressly or by implication, estoppel or otherwise.

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6.5 Grant of Licenses to Roche.

(a) During the term of this Agreement, and subject to the restrictions, limitations, reservations and conditions set forth in this Agreement, Dexcom hereby grants to Roche, and Roche hereby accepts a royalty-free, non-transferable, non-sublicensable, non-exclusive worldwide license to the [*****]solely to perform internal research and development functions. During the term of this Agreement, and subject to the restrictions, limitations, reservations and conditions set forth in this Agreement, Dexcom hereby grants to Roche, and Roche hereby accepts a royalty-free, non-transferable, non-sublicensable, non-exclusive worldwide license to the [*****]solely to perform any Services required to be performed by it pursuant to a Statement of Work.

(b) Upon the termination or expiration of this Agreement and if Roche does not commercialize the Integrated System, Dexcom shall grant to Roche [*****].

(c) Except as expressly set forth in this Article 6 or any Statement of Work, Roche shall not have any right, title, interest or license in or to Dexcom IP.

(d) Subject to the restrictions, limitations, reservations and conditions set forth in this Agreement, Dexcom hereby grants to Roche, and Roche hereby accepts a non-exclusive license to the [*****]to use, import, make, have made, offer, sell and have sold Accu-Chek Systems which include the [*****]. For the avoidance of doubt, the license granted in this Section 6.5(d) shall extend during the Term of this Agreement and shall survive any termination of this Agreement on a non-exclusive basis until such time as (i) Roche decides, in its sole discretion, to discontinue marketing and sales of the Accu-Chek Systems and (ii) Roche fulfills all customer service and warranty obligations with respect to the Accu-Chek Systems.

(e) Subject to the restrictions, limitations, reservations and conditions set forth in this Agreement, Dexcom hereby grants to Roche, and Roche hereby accepts a royalty-free, non-exclusive license in the Territory to utilize the Dexcom Trademarks in the manner to be described in the commercialization agreement and solely in connection with the promotion, advertising, distribution and sale of the Accu-Chek Systems and the Integrated System as contemplated by the commercialization agreement. For the avoidance of doubt, the license granted in this Section 6.5(e) shall survive any termination of this Agreement on a non-exclusive basis until such time as the term of the commercialization agreement expires.

(f) In consideration of the licenses granted by this Section 6.5, Roche shall only pay to Dexcom (A) the Milestone Payments described in Section 2.1 hereof for access to the Display Specifications and (B) a payment of $100 for each sale of the Accu-Chek System which has been approved by the FDA with the G5 System, which such payment shall be set out in the commercialization agreement contemplated hereby.

(g) Dexcom hereby grants Roche [*****]. Roche may [*****]the Parties will restrict their efforts under the Agreement to the development of an Integrated System [*****]. [*****]

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(h) Dexcom hereby grants Roche [*****]. Dexcom shall notify Roche of [*****]. With respect to [*****], Roche shall have a period of [*****] after receipt of notice of such [*****]. If Roche [*****].

6.6 Roche Intellectual Property. Subject to Section 6.2(b), and unless specifically granted otherwise in a Statement of Work, nothing contained in this Agreement shall be construed to grant Dexcom a license to or in any way give ownership to any Roche IP, except that Dexcom shall have access to and the right to use such Roche IP during the Term as required for Dexcom to fulfill, and solely for the purpose of fulfilling, its contractual obligations herein.

6.7 Prosecution and Maintenance of Patents:

(a) Roche IP and Joint Inventions: With regard to all Roche IP and any Joint Inventions, Roche shall control, at its sole discretion and expense, the preparation, prosecution and maintenance of all patents and patent applications.

(b) Dexcom IP: With regard to all Dexcom IP, Dexcom shall control, at its sole discretion and expense, the preparation, prosecution and maintenance of all patents and patent applications.

6.8 Enforcement. If either Party has knowledge of any infringement claim or other claim relating to any Work Products, Joint Inventions, the G5 System, Display Specifications, the Accu-Chek Systems, such Party shall promptly inform the other Party in writing of such claim.

7.	Additional Representation and Warranties.

7.1 Authorization. Both Parties have the requisite corporate power and authority (a) to execute and deliver this Agreement, (b) to perform its obligations hereunder, and (c) to grant the rights described in this Agreement. This Agreement has been duly authorized, executed, and delivered by both Parties and constitutes the legal, valid and binding obligation of each Party

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enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting generally the enforcement of creditors rights or by general equitable principles.

7.2 No Conflict. The execution and delivery of this Agreement and the incurrence of the obligations and consummation of the transactions herein contemplated will not conflict with, or constitute a breach of or default under, the certificate of incorporation or by-laws of either Party or any material contract, indenture, mortgage, loan agreement, or lease to which either Party is party or by which it may be bound, or any law, administrative regulations, or court decree.

7.3 Consents. No consent, approval, authorization, order, registration, or qualification of or with any person, entity, court or any regulatory authority or other governmental agency or body is required for the execution and delivery of this Agreement by either Party or for the legality, validity or enforceability of the transactions contemplated by this Agreement.

7.4 Infringement and Adverse Action. Dexcom represents and warrants, to the best of its knowledge, that as of the date of this Agreement, Roche’s use of the prototype components of the G5 System supplied by Dexcom to Roche, the Display Specifications, and the Work Product, each as used solely for the development of the Integrated System, does not infringe any patent, copyright, trade secret, or other proprietary right of any third party. Roche represents and warrants, to the best of its knowledge, that as of the date of this Agreement, use of the Accu-Chek System, as used solely for the development of the Integrated System, does not infringe any patent, copyright, trade secret, or other proprietary right of any third party.

7.5 Invention Rights. Each Party represents and warrants that all of its Personnel have assigned, or will assign, all of their respective rights in or to any Inventions to such Party and that it has, or will have, sufficient rights and title to grant the rights and licenses to the other Party specifically contemplated by this Agreement.

8.	Term and Termination

8.1 Term of Agreement. The “Initial Term” of this Agreement shall begin on the Effective Date and shall, unless earlier terminated pursuant to Section 8.3 below, continue in full force and effect through December 31, 2014. Subsequent to the Initial Term, this Agreement shall be automatically renewed thereafter for consecutive one-year periods unless a Party (a) provides the other Party written notice of its intent not to renew the Agreement ninety (90) days prior to the expiration of the then current Term, or (b) otherwise terminates the Agreement in accordance with Section 8.3. For purposes of this Agreement, the Initial Term and any renewal periods thereafter shall be referred to herein as the “Term.”

8.2 Term of Statements of Work. The term of each Statement of Work shall commence on the date set forth in the Statement of Work and, unless earlier terminated pursuant to Section 8.3 below, continue in full force and effect for the term set forth therein.

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8.3 Termination.

8.3.1 Termination for Cause.

8.3.1.1 Material Breach. Either Party shall have the right to terminate this Agreement and/or any affected Statement(s) of Work upon immediate written notice if the other Party is in material breach or material default of any of its representations, warranties, covenants, or other obligations set forth in this Agreement or such Statement of Work and such Party fails to cure such breach or default within thirty (30) calendar days following receipt of written notice of such breach. Except as otherwise provided in this Agreement, in the event of such termination, the non-breaching Party shall be entitled to seek all available remedies at law or in equity in addition to exercising its right to terminate.

8.3.1.2 Insolvency. Either Party may, at its sole option, immediately terminate this Agreement and/or any Statement(s) of Work upon written notice, but without prior advance notice, to the other Party in the event that (A) the other Party is or becomes insolvent or is declared bankrupt by a court of competent jurisdiction; (B) a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by such other Party; (C) an involuntary petition for bankruptcy is filed in any court of competent jurisdiction against such other Party; (D) a receiver or trustee is appointed for such other Party; or (E) this Agreement is assigned by such other Party for the benefit of creditors. For purposes of this Agreement, a Party shall be deemed to be “insolvent” when such Party has ceased to pay its debts in the ordinary course of business, cannot pay its debts as they become due, or is insolvent within the meaning of the federal bankruptcy law.

8.3.2 Termination Without Cause. Roche may terminate this Agreement or any Statement(s) of Work for any reason or no reason upon written notice to Dexcom at least thirty (30) calendar days in advance of the effective date of the termination.

8.4 Effect of Termination. Upon the expiration or termination of a Statement of Work, each Party shall cease providing Services under that Statement of Work and Dexcom shall promptly deliver to Roche all Work Products, whether completed or work in progress. Provided the Statement of Work was not terminated as the result of a breach by Dexcom, Dexcom may invoice Roche, and in such event Roche shall pay Dexcom in accordance with Section 2.2, for any Services satisfactorily performed and expenses properly incurred prior to notice of termination. Notwithstanding the foregoing, if Roche elects to terminate this Agreement pursuant to Section 8.3.2, or if Dexcom elects to terminate this Agreement pursuant to Sections 8.3.1.1 or 8.3.1.2, then Dexcom shall have no obligation to repay any Milestone Payments previously paid to it by Roche as of the date of expiration or termination. The termination of one Statement of Work shall not affect this Agreement or any other Statement of Work and notwithstanding, the termination or expiration of this Agreement, the terms and conditions of this Agreement shall continue in effect with respect to each Statement of Work until the expiration or termination of such Statement of Work. In case of termination of this Agreement, the Steering Committee shall determine whether Statement of Works that have been signed prior to this termination date shall be performed in full, also after termination of this Agreement. If the Steering Committee determines so, said Statement of Works to be completed shall be carried out analogous to the

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rules and stipulations under the then terminated Agreement. In case of a termination of this Agreement any payments by Roche are only due for such works rendered by Dexcom until the moment of termination, except for works carried out under Statement of Works to be continued according to the Steering Committee’s decision.

8.5 Survivability. The rights and obligations of Sections 4.1, 6.1, 6.2, 6.3, 6.4, 6.5(b), 6.5(c), 6.5 (d), 6.6, 6.7, 8.4, 8.5, 15.1, 15.2 (only with respect to Dexcom’s obligation to maintain Records under such Section) and 15.3 and Articles 9, 12 and 16 shall survive any termination of this Agreement and shall bind the Parties and their legal representatives, successors, and assigns.

9.	Indemnification

9.1 Infringement Indemnification.

9.1.1 By Dexcom. Dexcom shall defend, indemnify and hold harmless Roche and its Affiliates, and each of their respective directors, officers, employees, and agents, and their respective successors and permitted assigns (collectively, the “Roche Indemnitees”) from and against any and all claims, actions, causes of action, liabilities, losses, costs, expenses, or damages, including reasonable attorneys’ fees (collectively, “Claims”) against any of (a) the Display Specifications, (b) G5 System, (c) any Work Product or the exploitation or use of such Work Product by the Roche Indemnitees, or (d) any process created or utilized by Dexcom in connection with the performance of Services by Dexcom, for infringement or misappropriation of any patent, copyright, trade secret or other intellectual property or proprietary right of another person or entity.

9.1.2 By Roche. Roche shall defend, indemnify and hold harmless Dexcom and its Affiliates, and each of their respective directors, officers, employees, and agents, and their respective successors and permitted assigns (collectively, the “Dexcom Indemnitees”) from and against any and all Claims against either of (a) the Accu-Chek System or (b) any process created or utilized by Roche in connection with the performance of Services by Roche, or the exploitation or use thereof by the Dexcom Indemnitees, for infringement or misappropriation of any patent, copyright, trade secret or other intellectual property or proprietary right of another person or entity.

9.1.3 If the development, manufacture, import, sale or use of the Integrated System results in a Claim against Roche and/or Dexcom alleging infringement of a claim of a patent or alleges infringement or misappropriation of some other intellectual property right of a third party and neither of Dexcom or Roche is entitled to indemnification pursuant to Sections 9.1.1 and 9.1.2 (“Integrated System Infringement Action”), such Party will promptly notify the other Party in writing. The Parties will cooperate and share equally costs related to the defense of any Integrated System Infringement Action. The Parties will consult prior to entering any settlement agreement concerning any Integrated System Infringement Action and, in the event a Party desires that the other Party not accept a proposed settlement agreement, the Parties will negotiate in good faith regarding alternatives to accepting the proposed settlement agreement.

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9.2 General Indemnification. Each Party (the “Indemnifying Party”) shall protect, defend, indemnify, and hold the other Party, its Affiliates and each of their respective directors, officers, employees, and agents, and their respective successors and permitted assigns (collectively, the “Indemnified Parties”) harmless from and against any and all claims, actions, causes of action, liabilities, losses, costs, expenses, or damages, including reasonable attorneys’ fees, incurred by the Indemnified Parties which directly or indirectly arise out of or relate to (i) the breach by the Indemnifying Party of any of its representations, warranties, covenants, agreements, or obligations set forth in this Agreement or any Statement of Work, (ii) physical injury (including death) and/or property damage actually or allegedly caused by the Indemnifying Party’s products, parts, or services and that is not the result of the other Party’s products, parts or services, or (iii) the negligence, recklessness, or willful misconduct of the Indemnifying Party in connection with its performance of its obligations set forth in this Agreement or any Statement of Work.

9.3 Notice of Claims. Any Indemnified Party claiming indemnification hereunder shall give to the Indemnifying Party (i) prompt written notice of any third-party claim(s) made against the Indemnified Party for which the Indemnified Party knows or reasonably should know that the Indemnifying Party may be liable hereunder, and (ii) the opportunity to defend, negotiate, and settle such third-party claim(s). The Indemnified Party shall provide the Indemnifying Party with all information in its possession reasonably related to such third-party claim, all authority, and all assistance necessary to enable the Indemnifying Party to carry on the defense of such suit; provided, however, the Indemnified Party reserves the right to retain its own counsel to defend itself in such suit. Notwithstanding the foregoing, the Indemnified Party shall not be bound by any settlement made without its prior written consent.

9.4 Right of Off-Set. To the extent Roche has incurred expenses in connection with a Claim for which it is entitled to indemnification pursuant to Section 9.1.1 or 9.2 of this Agreement and/or the Co-Promotion and Distribution Agreement between Dexcom, Inc. and Roche Insulin Delivery Systems, Inc., effective as of September 22, 2011, and Dexcom has not reimbursed such expenses, Roche shall have the right to immediately stop paying any Service Fees and Milestone Payments due to Dexcom under this Agreement or an applicable Statement of Work until Dexcom has fully indemnified the Roche Indemnitees.

9.5 LIMITATION OF LIABILITIES. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT EXCEPT WITH RESPECT TO INFRINGEMENT CLAIMS REQUIRED TO BE INDEMNIFIED PURSUANT TO SECTION 9.1 AND THIRD PARTY CLAIMS REQUIRED TO BE INDEMNIFIED PURSUANT TO SECTION 9.2 ABOVE, OR ANY CLAIM ARISING OUT OF A BREACH OF CONFIDENTIALITY, NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES WHETHER ARISING OUT OF SAID PARTY’S PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT, TORT (INCLUDING NEGLIGENCE), WARRANTY, OR OTHERWISE, EVEN IF THE EXCLUSIVE REMEDIES PROVIDED HEREIN FAIL OF THEIR ESSENTIAL PURPOSE AND EVEN IF A PARTY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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10.	Risk Management

10.1 Insurance Requirements.

10.1.1 Amounts and Types. During the Term of this Agreement, each Party shall maintain in full force and effect, at its own expense, insurance coverage by reputable insurers, as set forth below:

10.1.1.1 Worker’s Compensation. Worker’s compensation insurance as required by law or regulation. Where permitted by law, such policies shall contain waivers of the insurer’s subrogation rights against the other Party.

10.1.1.2 Employer’s Liability Insurance. Employer’s liability insurance in amounts not less than $100,000 per accident for bodily injury by accident, $500,000 policy limit by disease, and $100,000 per employee for bodily injury by disease.

10.1.1.3 Commercial General Liability. Commercial General Liability insurance with minimum combined per occurrence limits for bodily injury and property damage of $1,000,000. Commercial General Liability coverage shall also include contractual liability with a minimum of $2,000,000. Each Party is to be named as an additional insured on the other Party’s General Liability policy.

10.1.2 Liability. Nothing contained in this Section 10.1 shall be deemed in any way to either limit or increase the liability of either Party or their insurers under this Agreement. Notwithstanding anything to the contrary contained herein, each Party’s and its insurers’ liability and obligations to the other shall be limited to coverage for claims for which it is liable pursuant to this Agreement.

11.	[INTENTIONALLY OMITTED]

12.	Confidentiality

12.1 Disclosure; Standard of Care. Both Dexcom and Roche shall retain in confidence all Confidential Information received from the other prior to or during the term of this Agreement and will not, at any time during the term of this Agreement or after termination hereof, in any fashion, form or manner, either directly or indirectly, copy, reproduce, sell, assign, license, market, transfer, give, or otherwise disclose, divulge, release, or use for any purpose (other than in furtherance of the respective obligations and covenants contained in this Agreement) any Confidential Information received from the other Party or an Affiliate of the other Party. Each Party and its Affiliates will protect the other Party’s and its Affiliates’ Confidential Information from unauthorized dissemination and use with the same degree of care that each such Party uses to protect and safeguard its own like information, but not less than the degree of care that would be exercised by a prudent person given the sensitivity and strategic value of such Confidential Information. Each Party furthermore agrees to not use any Confidential Information disclosed by the other Party or generated hereunder for any purpose other than the activities agreed to be performed by the Parties hereunder, and to restrict access to

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such of its employees as are entrusted to carry out such activities. Such information may, however, be disclosed to the extent required to under applicable laws or regulations or an order by a court or other regulatory body having competent jurisdiction; provided, however, that except where legally impermissible, the Party required to disclose the Confidential Information shall give the other Party reasonable advance notice of such disclosure requirement (which shall include a copy of any applicable subpoena or order) and shall afford such Party a reasonable opportunity to oppose, limit or secure confidential treatment for such required disclosure. In the event of any such required disclosure, the Party obligated to disclose shall only disclose that portion of the Confidential Information of the other Party that it is legally required to disclose.

12.2 Return of Confidential Information. Each Party agrees not to make any copies in whole or part of Confidential Information of the other Party for any purpose other than the purposes set forth and agreed to by the Parties hereunder. At the termination or expiration of this Agreement, each Party, upon request by the disclosing Party, shall return all Confidential Information received from the disclosing Party except as provided in Section 6.5, including any copies thereof, and provide the disclosing Party with a certification that all Confidential Information has either been returned or destroyed; provided, however, that subject to the terms and conditions of this Agreement, including without limitation, this Article 12, the receiving Party may retain one (1) copy of each item of Confidential Information in its legal department (or with its outside legal counsel in the case of Dexcom) for use only in monitoring its compliance with obligations here undertaken.

12.3 Trade Secret Laws. The confidentiality provisions of this Agreement are in addition to and not in lieu of any protection that either Party may have under applicable trade secret laws relating to the protection of Intellectual Property.

12.4 Press Releases. Except as may be required by any rules and regulations promulgated by the Securities and Exchange Commission, or any national securities exchange on which either Party’s securities are traded, Roche and Dexcom shall not issue any press release or public announcement with respect to this Agreement without the prior, written consent of the other Party as to the form and content of such release.

13.	Regulatory and Related Matters.

13.1 Compliance with Laws and Related Requirements.

13.1.1 Compliance. Dexcom and Roche shall ensure that all Services are provided by it in accordance with, and shall conform to, (i) all Applicable Laws, (ii) any additional regulatory provisions, operating procedures, quality requirements and other standards set forth in the applicable Statement of Work, regardless of whether such requirements are mandatory under Applicable Laws, and (iii) both Parties’ internal standard operating procedures and quality requirements (collectively, the “Requirements”), and shall document the same. Each Party shall notify the other Party promptly if it becomes aware of any non-compliance by it with any of the Requirements and shall take all appropriate action necessary to promptly correct such non-compliance and fully comply with all of the Requirements. Dexcom and Roche shall document all non-compliance and any steps Dexcom and Roche takes to correct such non-compliance.

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13.2 Government Audits and Notification of Findings. If, during the Term of this Agreement, Roche or Dexcom receives correspondence, notification or inspectional findings, from the FDA or other US governmental or regulatory authority regarding Dexcom’s Services, Records, Dexcom’s quality system, and/or possible audit or any other matter relating to this Agreement, the Receiving Party shall notify the other Party and provide copies of such correspondence, notification or inspectional findings within forty-eight (48) hours following receipt of such correspondence, notification or inspectional findings. Dexcom shall permit a representative designated by Roche to be present during any inspection or audit by a governmental or regulatory authority if the inspection or audit is reasonably expected to relate to the Services. Roche shall have the right to review and participate in drafting any response to any such inspection or audit, or any other request for information from a governmental or regulatory authority pertaining to the Dexcom Services or any activities under this Agreement, prior to submission of such response to the governmental or regulatory authority. Dexcom shall provide to Roche copies of all information bearing on the Services received from any governmental or regulatory authority prior to, during, or following any audit or inspection, within two (2) calendar days of receipt.

13.3 Federal Contractor Status. Roche is a federal contractor with obligations from various federal laws, rules, regulations, and executive orders, including without limitation, Equal Employment Opportunity and the utilization of small, disadvantaged, woman-owned, veteran and HUB zone businesses. Dexcom agrees to perform the Services required to be performed by it in compliance with Applicable Laws. Dexcom agrees to provide, at Roche’s request, any and all documentation required to substantiate such compliance.

13.4 Development and Regulatory Plan. Roche and Dexcom will collaborate in good faith to create a development plan for the Integrated System (the “Development Plan”). Roche and Dexcom will collaborate in good faith to create a regulatory plan to seek and maintain regulatory approval to market the Integrated System (the “Regulatory Plan”). The Regulatory Plan shall describe the responsibilities of the Parties in seeking and maintaining regulatory approval of the Integrated System. Upon mutual agreement of the Parties, the Parties will update the Development Plan and Regulatory Plan detailing each Party’s roles and responsibilities, major milestones and measurable events required to develop the Integrated System and obtain regulatory approval of the Integrated System and such plans will be incorporated into this Agreement as Exhibits to the applicable Statement of Work. The Parties shall use good faith efforts to negotiate and execute amendments to this Agreement, to the extent necessary to include any additional terms and conditions required to implement the Development Plan, Regulatory Plan or any amendments to the Development Plan or Regulatory Plan, including without limitation, those regulatory and quality provisions deemed reasonably necessary by the Party submitting any applications required by Applicable Law.

14.	[INTENTIONALLY OMITTED]

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15.	Records and Audits

15.1 Records. In compliance with Applicable Laws and its own internal quality systems, Dexcom shall maintain reproducible records of all information and data relating to its performance under this Agreement (the “Records”) including, without limitation, information described or requested in the applicable Statement of Works, Work Products, accounting records, time sheets, written policies and procedures, correspondence, and any other documentation until the later of five years after the expiration or earlier termination of this Agreement and the period required by any Applicable Laws. Dexcom’s internal quality systems respecting the creation and maintenance of records shall comply with 21 CFR 820, as applicable and 21 CFR part 11 regarding electronic records and signatures.

15.2 Audit of Dexcom. Within forty eight (48) hours after a request is made by Roche, Dexcom’s facilities and any work in progress or Work Products produced hereunder shall be open to audit, inspection, examination and evaluation, during normal working hours and at reasonable intervals, by Roche or its authorized representatives to the extent reasonably necessary to evaluate Dexcom’s compliance with, and the conformance of the Work Products to, Applicable Laws, quality assurance requirements, regulatory requirements and other requirements of this Agreement in connection with its performance under this Agreement Without limiting the generality of the foregoing, Dexcom shall permit Roche or its authorized representatives, to enter the Dexcom’s facilities to inspect and audit and to make copies of any Records (including without limitation Records relating to quality assurance and regulatory compliance). For the purpose of such audits, inspections, examinations, and evaluations, Roche or its authorized representatives shall have access to such Records beginning on the Effective Date and continuing until five (5) years after the later of (i) the termination or expiration of the Agreement or (ii) the satisfaction of Dexcom’s obligations under this Agreement. Dexcom shall cooperate and facilitate such inspection, including without limitation by making Personnel that provided Services under this Agreement available for questioning and demonstrations. In addition, Dexcom shall provide adequate and appropriate workspace for Roche or its authorized representatives to conduct such audits, inspections, examinations and evaluations.

15.3 Ownership and Maintenance of Records. Dexcom shall notify Roche in writing at the expiration of the time period specified for access to the Records set forth in Section 15.2 or at any time thereafter, if it does not intend to maintain the Records. Roche shall have sixty (60) calendar days thereafter to respond to such notice. If Roche determines that it requires such Records, Roche shall notify Dexcom and such Records shall be shipped to Roche within a reasonable period of time, but in no event later than sixty (60) calendar days after such notification from Roche. Roche agrees to pay for reasonable retrieval and shipping costs associated with such Records.

16.	Miscellaneous

16.1 Assignability. Neither this Agreement nor any interest hereunder shall be assigned by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the legal successors to the parties hereto.

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16.2 Entire Agreement. This Agreement, including any Statements of Work issued hereunder embodies the entire understanding and agreement among the Parties and supersedes all previous negotiations, representations, writings and agreements, written, or oral, with respect to the subject matter herein. Any additional terms or conflicting terms or conditions contained in any other document pursuant to the subject matter herein, including any purchase order or invoice, are hereby superseded. Dexcom and Roche agree that this Agreement shall not be altered, amended or modified, except in writing that is signed by an authorized representative of both Roche and Dexcom. In the event of any conflict between a Statement of Work and this Agreement, the terms and conditions of this Agreement shall govern.

16.3 Enforceability. This Agreement, when executed and delivered by Dexcom and Roche shall be a legal, valid and binding obligation, enforceable against such Parties in accordance with the terms of this Agreement. Any Statements of Work issued hereunder when executed and delivered by Dexcom and Roche, shall be a legal, valid and binding obligation, enforceable against Dexcom and Roche.

16.4 Non-Waiver. No term or provision hereof shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by a duly authorized representative of the Party claimed to have waived or consented.

16.5 Cumulative Remedies. Any rights of cancellation, termination, liquidated damages, or other remedies provided in this Agreement or any Statement of Work are cumulative and are not intended to be exclusive of any other remedies to which the injured Party may be entitled at law or equity (including but not limited to the remedies of specific performance and cover). The use of one or more available remedies shall not bar the use of any other remedy for the purpose of enforcing the provisions of this Agreement; provided, however, that a Party shall not be entitled to retain the benefit of inconsistent remedies.

16.6 Severability. If any provision of this Agreement is invalid or unenforceable under any statute or rule or law, the provision is to that extent to be deemed omitted, and the remaining provisions shall not be affected in any way.

16.7 Independent Relationship of the Parties. Dexcom and Roche intend that an independent contractor relationship shall be created by this Agreement, and nothing herein shall be construed as creating an employer/employee relationship, partnership, joint venture, or concerted action.

16.8 Notices. All notices, consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a Party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a Party may designate by notice to the other Parties):

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if to Roche to:	Roche Diagnostics Operations, Inc.
9115 Hague Road
Indianapolis, Indiana 46250
Attn: Purchasing Manager
Fax No.: (317) 521-4287

with a copy to:	Roche Diagnostics Operations, Inc.
9115 Hague Road
Indianapolis, Indiana 46250
Attn: Law Department
Fax No.: (317) 521-2840

if to Dexcom to:	Dexcom, Inc.
6340 Sequence Drive
San Diego, CA 92121
Attn: President
Fax No.: (858) 200-9563

with a copy to:	Dexcom, Inc.
6340 Sequence Drive
San Diego, CA 92121
Attn: Legal
Fax No.: (858) 875-5324

16.9 Publicity. Except as may be required by any rules and regulations promulgated by the Securities and Exchange Commission, or any national securities exchange on which either Party’s securities are traded, neither Party shall use the other Party’s name or trademarks, or refer to or disclose the existence of this Agreement or the obligations performed hereunder, directly or indirectly, without the prior written consent of such Party.

16.10 Governing Law; Venue. The Agreement shall be governed by the laws of the United States and the laws of the state of Delaware, without regard to the conflicts of law principles thereof. Both Parties agree to use reasonable efforts in a good faith attempt to settle as promptly as possible any and all disputes arising from this Agreement or a transaction conducted pursuant to this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, Roche and Dexcom hereto have caused this Agreement to be executed by their duly authorized representatives.

DEXCOM, INC.		ROCHE DIAGNOSTICS OPERATIONS, INC.

By:	/s/ Steven R. Pacelli	By:	/s/ Brian Heald
	Steven R. Pacelli		Brian Heald
	(printed)		(printed)
Title:	COO	Title:	Vice President, DC Development & Mfg
Date:	11/1/11	Date:	11/1/11

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EXHIBIT A

STATEMENT OF WORK

This Statement of Work (“SOW”) is entered into by the Roche Diagnostics Operations, Inc. (“Roche” or “Purchaser”) and Dexcom, Inc. (“Dexcom” or “Developer”) pursuant to the Research and Development Agreement by and between Roche and Developer dated November 1,2011 (the “Agreement”). All terms and conditions of the Agreement apply to this SOW and all capitalized terms used but not otherwise defined in this SOW have the meaning set forth in the Agreement.

    General Information

Statement of Work Effective Date

Developer: Name: Dexcom, Inc Address: 6340 Sequence Drive San Diego, CA 92121	Purchaser: Name: Roche Diagnostics Operations, Inc. Address: 9115 Hague Road Indianapolis, IN 46250

    Scope of Work & Performance Requirements

1.      Background:

A.     Dexcom and Roche intend to create an Integrated System.

B.     Roche and Dexcom will collaborate in good faith on the design and product specifications of the Integrated System, in order to connect the G5 System and the Accu-Chek Systems, which specifications, when developed, shall be incorporated into this Statement of Work and attached as Exhibit B, hereto.

2.      Each Party shall be responsible for the following Services:

[*****]

                                                         e.

3. The Development Services shall be provided at the following facilities: [*****]

4. Project Leaders: [*****]

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5.      The Services set forth in this SOW shall be rendered by each Party during the Term. This SOW will become effective as of the Effective Date set forth above and shall remain effective until completion of all obligations set forth in this SOW. The initial estimated timelines for each Party’s deliverables are set forth in Sections 6 and 7 below. [*****]

6. The Services shall be provided in accordance with the following estimated schedule, for which the below dates may change as part of finalizing the Development Plan and Regulatory Plan: [*****]

The Services performed by Dexcom shall include the delivery of the following reports, results, analysis, and other deliverables[*****]

The list of deliverables set forth above must specify all Developer-generated reports or documents that Roche needs for purposes of compliance with the design control requirements of FDA’s Quality System Regulation, 21 CFR Part 820, Subpart C. Developer shall only be responsible for creating and delivering these records only when applicable and only to the extent that it is specifically required by FDA’s Quality System Regulation, 21 CFR Part 820, Subpart C. [*****] These documents may include, but not be limited to, records relating to the following design control steps, to the extent applicable:

☐      Design and development planning, 21 CFR § 820.30(b)

☐      Design input, 21 CFR § 820.30(c)

☐      Design output, 21 CFR § 820.30(d)

☐      Design review, 21 CFR § 820.30(e)

☐      Design verification, 21 CFR § 820.30(f)

☐      Design validation, 21 CFR § 820.30(g)

☐      Design transfer, 21 CFR § 820.30(h)

☐      Design changes, 21 CFR § 820.30(i)

In addition, where applicable, Deliverables should include documentation of compliance with:

☐      Good Laboratory Practices, 21 CFR Part 58

☐      Investigational Device Exemptions, 21 CFR Part 812

☐      Good Tissue Practices, 21 CFR Part 1271

☐      The Clinical Laboratories Improvement Act, codified at 42 U.S.C. 263a, and regulations promulgated thereunder, 42 CFR Part 493, and

☐      Any similar regulatory requirements of any applicable regulatory authority.

7. The following are Key Personnel for Dexcom: [*****]

***** CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

8. The following are Key Personnel for Roche: [*****]

9. The Steering Committee will review the Development Services rendered. Such reviews will be made as outlined below: [*****]

10. The Development Services shall meet the following specifications and performance requirements: [*****]

    Fees and Payment

1. Fees and Payment. The Parties have agreed to the Fees set forth below for the Development Services set forth in this SOW:
Section 1

Developer shall invoice Purchaser in accordance with the Agreement and based on the rates set forth in each of the Development and Regulatory Plans.

Roche will pay Dexcom for Services provided by Dexcom in connection with for the Integrated System. Dexcom shall invoice Roche in accordance with the Agreement and based on the rates set forth below, which may be subject to adjustment based on the mutual agreement of the parties[*****]. All Services shall be provided by Dexcom at a total cost that is estimated to be between $800,000 and not to exceed $1,000,000, subject to adjustment [*****].

	Title	Annualized Cost	Allocation of EE Time to Project	Annual Charge to Partner	Total Cost Estimate
	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]		[*****]
	[*****]	[*****]	[*****]		[*****]
			Total		[*****]

NOTE: The table above assumes that [*****] resources are assigned at the corresponding allocation for up to [*****]. The V&V resources are [*****] costs.

In addition:

•    Dexcom shall provide [*****].

•    Dexcom estimates the [*****].

•    Dexcom estimates [*****].

***** CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

Section 2

Upon execution of the Agreement, Roche shall receive the licenses set forth in Article 6 of the Agreement.

Dexcom shall invoice Roche after accomplishing the following milestones

Milestone Description and Portion in USD

[*****]

The total consideration of this entire Section 2 is not to exceed USD $3,000,0000.

2. Travel Expenses. [*****]

3. Other Expense. Any other potential fees by Dexcom must be quoted to Roche and approved by Roche via Purchase Order before they can be rendered.

IN WITNESS WHEREOF, Purchaser and Developer have caused this SOW to be executed by their duly authorized representatives.

DEXCOM, INC.		ROCHE DIAGNOSTICS OPERATIONS, INC.

By:		By:
Brian Heald
	(printed)		(printed)
Title:		Title:	Vice President, DC Development & Mfg
Date:		Date:

***** CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

EXHIBIT B

INTEGRATED SYSTEM SPECIFICATIONS

TO BE UPDATED AND AGREED TO AT A LATER DATE BY THE PARTIES

***** CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

EXHIBIT C

DEVELOPMENT PLAN

TO BE UPDATED AND AGREED TO AT A LATER DATE BY THE PARTIES

***** CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

Exhibit D

REGULATORY PLAN

TO BE UPDATED AND AGREED TO AT A LATER DATE BY THE PARTIES